UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 23, 2017 (June 21, 2017)

Internap Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.03	Material Modification to Rights of Security Holders.

On June 22, 2017, Internap Corporation (the “Company”) filed a Certificate of Amendment (the “Amendment”) to its Restated Certificate of Incorporation with the State of Delaware. The Amendment increases the number of authorized shares of common stock from 120,000,000 shares to 200,000,000 shares.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2017, the stockholders of the Company approved the Internap Corporation 2017 Stock Incentive Plan (the “2017 Plan”). The 2017 Plan contains 4,500,000 shares which can granted pursuant to the terms and conditions of the 2017 Plan. Under the 2017 Plan, only full value shares in the form of restricted stock and restricted stock units will be available for grant. The 2017 Plan does not provide for the grant of stock options or stock appreciation rights. The 2017 Plan also places a limit on director compensation. Unless otherwise determined by the disinterested members of the Board of Directors, director compensation of each director would be capped at $500,000 (the dollar amount of cash and the grant date value of stock awards) in any fiscal year.

Additional details regarding the 2017 Plan are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2017 (the “2017 Proxy Statement”), under the heading “Proposal 5 – Approval of the Internap Corporation 2017 Stock Incentive Plan.” The foregoing summary is qualified in its entirety by the full text of the 2017 Plan, a copy of which is filed as Annex A to the 2017 Proxy Statement, and incorporated by reference herein.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 is incorporated by reference herein.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 21, 2017, the Company held its 2017 annual meeting of stockholders (the “Annual Meeting”).  The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i) The following directors were elected at the Annual Meeting and the voting for each director was as follows:

Nominee	For	Withhold	Broker Non-Votes

Daniel C. Stanzione	56,467,617	1,522,894	15,403,799
Debora J. Wilson	56,695,550	1,294,961	15,403,799
Peter J. Rogers, Jr.	56,722,062	1,268,449	15,403,799

(ii) The Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified by the following vote:

	For	Against	Abstain	Broker Non-Votes
BDO, USA LLP	73,193,552	162,617	38,141	0

(iii) The advisory vote on executive compensation was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation	55,798,276	2,137,422	54,813	15,403,799

(iv) The advisory vote on the frequency of the advisory vote on executive compensation was as follows:

	1 Year	2 Years	3 Years	Abstain
Advisory vote on frequency of advisory votes on executive compensation	56,365,305	138,902	1,385,127	101,177

(v) The 2017 Plan was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
2017 Plan	56,827,088	1,056,469	106,954	15,403,799

(vi) The Amendment to increase the number of authorized shares of common stock was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Increase number of authorized shares	69,075,809	4,269,305	49,196	0

(v) The potential amendment to our Restated Certificate of Incorporation to effect a reverse stock split and authorize our Board of Directors to select the ratio of the reverse stock split as set forth in the amendment was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Reverse stock split	69,298,170	3,847,528	248,612	0

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, dated June 22, 2017

10.1	Internap Corporation 2017 Stock Incentive Plan (incorporated herein by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed April 25, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: June 23, 2017	By:	/s/ Richard P. Diegnan
Richard P. Diegnan
SVP and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, dated June 22, 2017

10.1	Internap Corporation 2017 Stock Incentive Plan (incorporated herein by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed April 25, 2017)